REGISTRATION RIGHTS AGREEMENT


                    REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated December 15, 1995, by and between THE CIT GROUP HOLDINGS, INC., a Delaware corporation (the "Company"), and CBC HOLDING (DELAWARE) INC., a Delaware corporation ("CBC").

                    WHEREAS, CBC has agreed not to sell, transfer or otherwise dispose of the shares of Common Stock of the Company currently held by it for a period of five years from the date hereof if the Company provides it with registration rights with respect to such shares as set forth herein; and

                    WHEREAS, the Company and its stockholders believe that it is in the best interest of the Company that CBC retain its ownership interest in the Company and, accordingly, that the Company provide CBC with registration rights for its shares upon the terms and subject to the conditions set forth herein;

                    NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. For the purposes of this Agreement, in addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth below:

                    "Common Stock" means the Common Stock of the Company.

                    "Demand Period" means the period commencing on December 15, 2000 and ending on December 15, 2005.

                    "Demand Registration" means a demand registration requested by CBC pursuant to Section 3 hereof.

                    "Demand Registration Statement" means any registration statement of the Company which provides for the sale of Registrable Securities for which a demand for registration has been made pursuant to Section 3(a), including any Prospectus filed with respect thereto, and any amendments and supplements to any such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in any such registration statement.

                    "DKB" means The Dai-Ichi Kangyo Bank, Limited, a Japanese banking corporation and a stockholder of the Company.



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                    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                    "NASD" means the National Association of Securities Dealers, Inc.

                    "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                    "Piggy-Back Registration Statement" means any registration statement of the Company which provides for the sale of Registrable Securities pursuant to a request for registration made pursuant to Section 4, including any Prospectus filed with respect thereto, and any amendments and supplements to any such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in any such registration statement.

                    "Prospectus" means the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                    "Registrable Securities" means all shares of Common Stock now owned or hereafter acquired by CBC and any other securities of the Company issued in exchange for, upon a reclassification of, or in a distribution with respect to, such Common Stock. Securities will cease to be Registrable Securities in accordance with Section 2 hereof.

                    "Registration Expenses" shall have the meaning assigned thereto in Section 9.

                    "Registration Statement" means any Demand Registration Statement or any Piggy-Back Registration Statement.

                    "SEC" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                    "Securities  Act" means the Securities Act of 1933, as
                     ---------------
amended from time to time.

                    "underwritten registration or underwritten offering" means an underwritten offering in which securities of the Company are sold to an underwriter for reoffering to the public.

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                    2.  Securities  Subject to this  Agreement.  The  securities entitled to the benefits of this Agreement are the Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when and to the extent that (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are distributed to the public pursuant to Rule 144 (or any successor provision then in force) under the Securities Act, (iii) such Registrable Securities shall have been sold, transferred or otherwise disposed of by CBC, or
(iv) the Demand Period has expired.

                    3.     Demand Registration Rights.

                    (a) Upon the written request of CBC at any time during the Demand Period that the Company effect the registration with the SEC of all, but not less than all, of the Registrable Securities under the Securities Act, the Company, subject to Section 3(d) below, will use its reasonable best efforts to effect the registration under the Securities Act, as promptly as reasonably practicable following such request, of the Registrable Securities for disposition as specified in such request; provided, however, that the Company will not be required to effect more than one registration at the request of CBC pursuant to this Section 3(a), and provided, further, that the Company shall not be required to file a Demand Registration Statement (i) within the period beginning on the effective date of a registration statement filed by the Company relating to common stock or securities convertible into or exchangeable for common stock (other than in connection with an exchange offer or any offering of securities solely to existing security holders or employees of the Company) and ending on the later of (1) 90 days thereafter and (2) the expiration of any lock-up period (not exceeding 180 days) required by the underwriters, if any, in connection therewith or (ii) as a "shelf" registration statement under Rule 415 under the Securities Act (or any successor rule that may be adopted by the SEC); and provided, further, that the Company shall be deemed to have satisfied its obligations with respect to a demand for registration under this Section 3(a) to the extent that the Company has amended (to the extent permitted by applicable law) any registration statement previously filed by the Company under the Securities Act so that such registration statement (as amended) shall permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of the Registrable Securities for which a demand for registration has been made under this Section 3(a). The offering of Registrable Securities pursuant to a Demand Registration shall be in the form of a firm commitment underwritten offering.

                    (b) A registration requested pursuant to Section 3(a) shall be deemed to be effected if the Registration Statement in respect thereof has been declared effective by the SEC or becomes effective in accordance with the Securities Act and the rules and regulations thereunder and the Registrable Securities registered thereunder have been disposed of; provided, that so long as the Company has complied in all material respects with its obligations hereunder, a registration which does not become effective by reason of CBC's refusal to proceed or its revocation of a registration request other than pursuant to the

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following  sentence or any other act or omission by CBC or a registration  which becomes effective but does not result in the disposition of the Registrable Securities registered thereunder other than by reason of the failure of the Company to fulfill its obligations in connection therewith in any material respect shall be deemed to have satisfied the Company's obligations under this
Section 3. CBC may at any time prior to the effective date of a Demand Registration Statement revoke its request for registration by providing a written notice to the Company revoking such request, provided that CBC reimburses the Company for all of its reasonable out-of-pocket expenses (including all Registration Expenses) incurred in the preparation, filing and processing of such Demand Registration Statement within 20 business days after delivery of a written request by the Company therefor, and provided further that CBC may not revoke more than one registration request pursuant to this Section 3(b).

                    (c) In any registration pursuant to this Section 3, the Company shall be entitled to include securities to be sold for its own account or for the account of others, provided, however, that, if the managing underwriter or underwriters of the proposed offering advise the Company, in writing, that in its or their opinion marketing factors require a limitation on the aggregate number of securities to be sold in a registration pursuant to this
Section 3, there shall be included in such registration only the number of securities which, in the opinion of such underwriter or underwriters, can be sold without adversely affecting the success of such offering. In such event the Company shall include in such registration (i) first, the Registrable Securities and (ii) second, the securities to be sold for the account of the Company and other stockholders of the Company desiring to participate in such offering, to be allocated among the Company and such other stockholders on a pro rata basis based on the number of securities the Company and such other stockholders desire to sell. In the event any Registrable Securities held by CBC are excluded from the offering to be made pursuant to the Demand Registration requested by CBC as a result of the foregoing, then CBC shall have the right to such number of additional Demand Registrations under this Section 3 with respect to such Registrable Securities as may be necessary to include in an offering all of the Registrable Securities it wishes to register but was unable to as a result of cutbacks by the underwriters pursuant to this paragraph (c).

                    (d) Notwithstanding the foregoing, in the event that CBC requests a Demand Registration pursuant to Section 3(a) which would constitute an initial public offering of Common Stock, concurrently with the delivery to the Company of its request therefor, or at the option of CBC in the case of a request for such a Demand Registration to be made within the first 60 days of the Demand Period, concurrently with the delivery to the Company of a notice of its intent to request a Demand Registration within the first 60 days of the Demand Period, which notice may be delivered by CBC to the Company not earlier than 60 days prior to the commencement of the Demand Period, CBC shall concurrently deliver a copy of such request (or notice of intent to request) to DKB, and thereafter the Company or DKB shall have the right to demand a 60-day negotiation period, during which the Company shall not be required to take any action with respect to CBC's request for a Demand Registration and CBC shall be obligated to negotiate in good faith for the private sale of the Registrable Shares to DKB or to another purchaser acceptable to DKB or the Company on terms mutually acceptable to CBC and such purchaser. If no agreement can be reached during such 60-day negotiation period, than the Company shall effect a Demand Registration in accordance with the other provisions of this Section 3 and Section 8.

                    4.     Piggy-Back Registration Rights.

                    (a) If at any time during the Demand Period the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company of its Common Stock for cash for sale for its own account pursuant to a firm commitment underwriting (other than pursuant to a registration statement on Form S-4 or S-8 or any successor forms or filed in connection with an exchange offer or any offering of securities solely to existing security holders or employees of the Company), then the Company shall give written notice of such proposed filing to CBC at least ten business days before the anticipated filing date specifying the approximate date on which the Company proposes to file such registration statement and offering CBC the opportunity to register such number of Registrable Securities as it may request. The Company shall use its reasonable best efforts to cause the managing underwriter or underwriters of the proposed underwritten offering to permit CBC, if it has requested to participate in the registration for such offering, to include its Registrable Securities in such offering on the same terms and conditions as the shares of Common Stock to be sold by the Company included therein.

                    (b) CBC may include its Registrable Securities in any Registration Statement relating to an offering pursuant to Section 4(a) to the extent that the inclusion of such Registrable Securities shall not reduce the number of shares of Common Stock to be offered and sold by the Company pursuant thereto. If the lead managing underwriter selected by the Company for an underwritten offering pursuant to Section 4(a) determines that marketing factors require a limitation on the number of shares to be offered and sold by stockholders of the Company in such offering, there shall be included in the offering only that number of such shares of Common Stock, if any, that such lead managing underwriter, reasonably and in good faith believes will not jeopardize the success of the offering of all the securities that the Company desires to sell for its own account. In such event, and provided the managing underwriter has also notified the Company in writing, the number of shares of Common Stock to be offered and sold by stockholders of the Company, including CBC, desiring to participate in such offering shall be allocated among such stockholders of the Company on a pro rata basis based on the number of shares such stockholders desire to sell.

                    (c) Nothing in this Section 4 shall prevent the Company from at any time deciding, nor create any liability on the part of the Company to CBC if the Company for any reason should decide, not to file a registration statement proposed to be filed under Section 4(a) or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that CBC may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

                    (d) CBC may elect to withdraw from participation in a Piggy-Back Registration Statement by written notice to the Company and the managing underwriter at any time prior to the filing date of the Registration Statement.

                    5. Blackout Period. Notwithstanding any other provision hereof to the contrary, the Company shall be entitled to (i) postpone the filing of any Demand Registration Statement otherwise required to be prepared and filed by the Company pursuant to Section 3(a) or (ii) elect that any Demand Registration Statement or Piggy Back Registration Statement not be usable, for a reasonable period of time not to exceed 90 days in the aggregate (a "Blackout Period"), if the Board of Directors of the Company determines in good faith that the registration and distribution of Registrable Securities (or the use of such Registration Statement or related Prospectus) would adversely affect any pending financing, acquisition, corporate reorganization or any other corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof and promptly gives CBC written notice of such determination, containing a general statement of the reasons for the postponement or restriction on use and an approximation of the anticipated delay. The Company shall give written notice to CBC of the commencement and the termination of any Blackout Period.

                    6. Selection of Underwriters. In any offering pursuant to a Demand Registration Statement, CBC may select a managing underwriter or underwriters to administer the offering, provided that such underwriter or underwriters are reasonably acceptable to the Company, it being understood and agreed that the Company may reject any underwriter so chosen if the Company, in its sole discretion, believes for sufficient business reasons that such underwriter is not acceptable (in which event CBC may select another underwriter reasonably acceptable to the Company in accordance with this sentence). In any offering pursuant to a Piggy-Back Registration Statement, the Company will select a managing underwriter or underwriters to administer the offering.

                    7. Holdback Agreement. Each of the Company and CBC agrees not to effect any public sale or distribution of any Common Stock being registered or of any securities convertible into or exchangeable or exercisable for such Common Stock, including a sale pursuant to Rule 144 under the Securities Act, during the period beginning on the filing of any registration statement effected hereby and ending on the later of (i) 90 days after the effective date of such registration statement or (ii) the expiration of any lock-up period (not exceeding 180 days) required by the underwriters of such offering (except, in any case, as part of such registration), if and to the extent requested by the managing underwriter or underwriters.

                    8. Registration Procedures. Whenever registration of Registrable Securities has been requested pursuant to Section 3 or Section 4 of this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof, and in connection with any such request, the Company shall, as expeditiously as possible:

               (a) prepare and file with the SEC (as promptly as reasonably practicable, but, in any event, in the case of a Demand Registration Statement, not later than 60 days after receipt of CBC's demand therefor or, if applicable, 60 days after the end of the negotiation period requested pursuant to Section 3(d) above in connection with any such demand) a Registration Statement with respect to such Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use its best efforts to cause such Registration Statement to become effective; provided, that reasonably prior to filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports and proxy and information statements required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder), the Company will furnish to CBC and its counsel, for review and comment, copies of all documents proposed to be filed;

                           (b) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or otherwise necessary to keep any Demand Registration Statement effective for up to 90 days to the extent required by the Securities Act and the rules and regulations adopted by the SEC thereunder, to cause such Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;

                           (c) furnish to CBC such number of copies of any Registration Statement and of each amendment and post-effective amendment thereto (in each case including all exhibits thereto and any documents incorporated therein by reference), any Prospectus or Prospectus supplement, as applicable, and such other documents as CBC may reasonably request in order to facilitate the disposition of the Registrable Securities by CBC (the Company hereby consenting to the use (subject to the limitations set forth in the last paragraph of this Section 8) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

                           (d) use its reasonable best efforts to register or qualify the Registrable Securities covered by a Demand Registration Statement under such other state securities or blue sky laws of such jurisdictions as CBC or the underwriters shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable CBC to consummate the disposition in such jurisdictions of the Registrable Securities owned by it, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 8(d) it would not be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

                           (e) notify CBC at any time when a Prospectus relating
         to the Registrable Securities covered by such Registration Statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 8(b) of the Company's becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, at the request of CBC, the Company shall prepare and furnish to CBC a reasonable number of copies of any amendment or supplement to such Registration Statement or related Prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                           (f)      notify CBC at any time

                                    (1) when the  Prospectus  or any  Prospectus
                    supplement relating thereto or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                                    (2)of any request by the SEC for amendments
                    or supplements to such Registration Statement or such Prospectus or for additional information, and

                                    (3) of the  issuance  by the SEC of any stop
                    order suspending the effectiveness of such Registration Statement or the use of any prospectus or the initiation of any proceedings for that purpose (it being understood that the Company shall use its reasonable best efforts to cause such stop order to be withdrawn as soon as practicable);

                           (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable
         (but no later than 18 months) after the effective date of the Registration Statement, an earnings statement which satisfies the provisions of Section 11(a) of the Securities Act; provided, however, that the Company shall be deemed to have complied with this paragraph if it has complied with Rule 158 of the Securities Act;

                           (h) use its reasonable best efforts to cause all such Registrable Securities to be listed on any securities exchange on which the Common Stock is then listed or on which the Company proposes to list the Common Stock, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by the Registration Statement no later than the effective date of such Registration Statement;

                           (i) enter into such customary agreements (including underwriting agreements in customary form) and take all other appropriate and reasonable actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection;

                                    (1)  obtain   opinions  of  counsel  to  the
                    Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters and CBC) addressed to the underwriters and CBC covering the matters customarily covered in opinions requested in comparable underwritten offerings and such other matters as may be reasonably requested by such underwriters or CBC;

                                    (2)  obtain  "cold   comfort"   letters  and
                    updates thereof from the Company's independent certified public accountants addressed to the underwriters and CBC, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by independent accountants in connection with comparable underwritten offerings;

                                    (3)     if requested, provide the
                    indemnification in accordance with or in substitution for the provisions and procedures of Section 10 hereof; and

                                    (4) deliver such documents and  certificates
                    as may be reasonably requested by the managing underwriters to evidence compliance with any customary conditions contained in the underwriting or other agreement to be entered into by the Company;

                           (j)  cooperate  with  the  managing   underwriter  or
         underwriters to facilitate, to the extent reasonable under the circumstances, the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters may request;

                           (k) cooperate with the managing underwriter or underwriters and CBC and their respective counsel in the preparation of any filings required to be made with the NASD;

                           (l) use its  reasonable  best  efforts  to cause  the
         Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the underwriter or underwriters to consummate the disposition of such securities; and

                           (m) cause the executive officers of the Company to be made available to any underwriter participating in any disposition pursuant to such Registration Statement to the extent reasonably requested and customary in connection with an underwritten public offering of shares of the Company's securities, subject to reasonable time and expense constraints.

                    The Company shall be entitled to require CBC to furnish to the Company such information regarding CBC and pertinent to the disclosure requirements relating to the registration and the distribution of any Registrable Securities as the Company may from time to time reasonably request in writing.

                    9. Registration Expenses. The Company will pay all expenses (other than underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of CBC's Registrable Securities pursuant to a Registration Statement and the fees and expenses of counsel to CBC) incident to the performance of or compliance with this Agreement, including, without limitation, (i) all SEC, stock exchange and NASD registration and filing fees,
(ii) all of the fees and expenses of the Company and the underwriters incurred in complying with securities or blue sky laws (including the reasonable fees, charges and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses and (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (collectively, "Registration Expenses"), and CBC shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of its Registrable Securities pursuant to a Registration Statement and all fees and expenses of counsel to CBC.


                    10.    Indemnification; Contribution.

                    (a) Indemnification by the Company. The Company agrees to indemnify, defend and hold harmless CBC and each Person who controls (within the meaning of the

Securities Act and the Exchange Act) CBC, from and against any and all losses, claims, liabilities and expenses (including the reasonable costs of investigation) which CBC or such controlling Person may incur under the Securities Act or otherwise, insofar as such loss, claim, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such loss, claim, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement of a material fact contained therein in reliance on or in conformity with any information furnished in writing to the Company by CBC or such controlling Person or their respective counsel expressly for use in any of such documents or arises out of or is based upon any omission or alleged omission to state therein a material fact in connection with such information required to be stated therein or necessary to make such information not misleading. The Company shall also indemnify any underwriters of the Registrable Securities and each Person who controls such underwriters (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of CBC. Notwithstanding the foregoing provisions of this Section 10(a), the Company will not be liable to CBC or any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls (within the meaning of the Securities Act and the Exchange Act) CBC or such underwriter, under the indemnity agreement in this Section 10(a) for any such loss, claim, liability or expense that arises out of CBC's or such controlling Person's failure to send or give a copy of the final Prospectus (or the most recent amendment or supplement thereof) to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final Prospectus (or such amendment or supplement) and the Company had previously furnished copies thereof in accordance with this Agreement.

                    (b)   Indemnification   by  CBC.  In  connection   with  any
Registration Statement, CBC shall furnish to the Company in writing such information with respect to it as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or Prospectus and CBC agrees to indemnify, defend and to hold harmless (in the same manner and to the same extent as set forth in Section 10(a)), the Company and any underwriter retained by the Company and each Person who controls (within the meaning of the Securities Act and the Exchange Act) the Company or such underwriter from and against any losses, claims, liabilities or expenses (including the reasonable costs of investigation) which the Company or such underwriter or such controlling Person may incur under the Securities Act or otherwise, insofar as such loss, claim, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment or supplement to any of the foregoing which is made in reliance on or in conformity with any information furnished in writing to the Company by CBC or such controlling Person or their respective counsel expressly for use therein or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in any of such documents or necessary to make such information not misleading.

                    (c) Conduct of Indemnification Proceedings. The agreement of each of the Company and CBC to indemnify the other and any other Person entitled to indemnification hereunder (the "Indemnified Party") as aforesaid is expressly conditioned upon the indemnifying party (the "Indemnifying Party") being notified of the action for which the Indemnified Party intends to claim indemnification or contribution by letter or telegram addressed to the Indemnifying Party with reasonable promptness after the first legal process which discloses the nature of the liability or claim shall have been served upon such Indemnified Party (or after it shall have received notice of such service upon any agent designated by it); provided, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party otherwise than on account of the indemnity agreement contained in this Section 10. The Indemnifying Party shall be entitled to assume the defense of any suit brought to enforce any such liability or claim including the employment of counsel and the payment of all expenses. An Indemnified Party against whom such suit is brought shall have the right to employ separate counsel in any such suit and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel has been specifically authorized by the Indemnifying Party or (ii) the named parties to any such suit (including any impleaded parties) include such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party, in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all Indemnified Parties, which firm shall be designated in writing by the Indemnified Parties. No Indemnifying Party shall be liable for any settlement of any such action effected without its consent (which shall not be unreasonably withheld or delayed).

                    (d)  Contribution.  If the  indemnification  provided for in this Section 10 is unavailable to or insufficient to hold harmless an Indemnified Party under subsections (a), (b) and (c) above for any reason other than as specified therein in respect of any losses, claims, liabilities or
expenses  referred  to  therein,   then  the  Indemnifying  Party,  in  lieu  of
indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party on the one hand and the Indemnified Parties on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Indemnifying Party or by an Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses incurred by such party in connection with investigating or defending any claim or action.

                    The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of the damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and CBC shall not be required to contribute any amount in excess of the amount by which the total price at which its Registrable Securities were offered to the public (net of all underwriting discounts and commissions) exceeds the amount of any damages that CBC has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    The obligations of the Company and CBC under this Section 10 shall be in addition to any liability that each of them may otherwise have.

                    (e) Survival. The indemnity and contribution covenants contained in this Section 10 shall remain operative and in full force and effect regardless of any sale of any Registrable Securities pursuant to this Agreement or any termination or expiration of this Agreement.

                    11. Participation in Underwritten Offerings. CBC may not participate in an underwritten offering hereunder unless it (a) agrees to sell its securities on the basis provided in any underwriting arrangements customary in connection with an underwritten public offering of shares of such securities on a firm commitment basis and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                    12.    Miscellaneous.

                    (a) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, from the provisions hereof except by a writing signed by the parties hereto.

                    (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be made by hand delivery, recognized overnight courier or telecopier:

                           (i)      if to the Company, to:

                          The CIT Group Holdings, Inc.
                           1211 Avenue of the Americas
                                    New York, NY  10036
                        Attention: Ernest D. Stein, Esq.
                                    Fax:  (212) 536-1912
                            Telephone: (212) 536-1375

                           with a copy to:

                                    Schulte Roth & Zabel
                                    900 Third Avenue
                                    New York, NY  10002
                                    Attention:  Paul N. Roth, Esq.
                                    Fax:  (212) 593-5955
                                    Telephone:  (212) 756-2450

                         (ii)       if to CBC, to:

                           CBC Holding (Delaware) Inc.
                                    c/o Chemical Banking Corporation
                                    270 Park Avenue
                                    New York, NY  10017-2070
                                    Attention:  Mr. Peter Tobin
                                    Fax:  (212) 270-4288
                                    Telephone:  (212) 270-7323

                           with a copy to:

                                    Chemical Banking Corporation
                                    270 Park Avenue
                                    New York, NY  10017-2070
                                    Attention:  Neila Radin, Esq.
                                    Fax:  (212) 270-1222
                                    Telephone:  (212) 270-0938
                           and

                          Jeremiah L. Thomas III, Esq.
                           Simpson Thacher & Bartlett
                                    425 Lexington Avenue
                                    New York, NY  10017
                                    Fax:  (212) 455-2502
                            Telephone: (212) 455-7110


                    All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; and when receipt is acknowledged, if telecopied.

                    (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors of each of the parties hereto. This Agreement and the rights and obligations of the parties hereunder may not be assigned, provided, however, that CBC may assign its rights and obligations hereunder to any transferee of the Registrable Securities pursuant to Section
3.04 of the Stockholders Agreement, dated as of December 29, 1989, among DKB, Chemical Banking Corporation, as successor to Manufacturers Hanover Corporation, and the Company, as amended by an Amendment thereto, dated December 15, 1995. Any purported assignment in violation of this paragraph shall be void.

                    (d) Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                    (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                    (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state.

                    (g) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all of the rights and privileges of CBC shall be enforceable to the fullest extent permitted by law.

                    (h) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                    IN  WITNESS  WHEREOF,   the  undersigned  have  caused  this
Agreement to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.


                          THE CIT GROUP HOLDINGS, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                           CBC HOLDING (DELAWARE) INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: